NOBLE QUESTS, INC.
919 Gale Street
Salt Lake City, Utah 84101

$87,740.00

PRIVATE OFFERING OF “RESTRICTED SECURITIES” FOR ACCREDITED INVESTORS ONLY

January 31, 2008

SUBSCRIPTION DOCUMENTS

Offeree Name

Date: January 31, 2008   No._____________. __________________________________
Shannon McCallum-Law, President

INDEX TO SUBSCRIPTION DOCUMENTS

Page
Number

Instructions	3

Subscription Agreement	6

Subscriber Information	8-10

Subscriber Signature	11

Company Representations and Warranties	12-14

Suitability Letter	15

Subscriber Information	16-17

Subscriber Signature	18

Subscriber Representative Acknowledgment	19

Representative Information	19-20

Representative Signature	21

Certificate of Partnership, Corporation or Other Entity	22

Agency Information	22

Agency Signature	23

Investment Letter	24

Subscriber Signature	25

INSTRUCTIONS FOR COMPLETING SUBSCRIPTION DOCUMENTS

GENERAL

This packet contains the documents that are required to be completed by subscribers (the “Subscriber” or “Subscribers”) and maintained by Noble Quests, Inc., (the “Company”), in an effort to document the facts relied on by the Company for claiming one or more exemptions from registration under applicable federal and state securities laws, rules and regulations in connection with the Company’s private offer and sale of shares of its common stock that are “restricted securities” (the “Company Shares”) as defined and described in the Term Sheet that comprises the cover page of the Company’s offering materials (respectively, the “Term Sheet” and the “Offering,” and with these Subscription Documents and the Term Sheet being collectively called the “Transaction Documents”).

Completed and manually executed Subscription Documents with payment as provided below must be delivered to the Company, which will review the Subscription Documents and other information available to it to determine whether to accept the subscriptions. Only persons who are “accredited investors” as defined in Rule 501 of Regulation D of the Securities and Exchange Commission may subscribe to purchase the Company Shares.

The following is a list of individual documents that must be furnished and may be used as a checklist to assure that all necessary documents have been completed and delivered to the Company:

☐ 1. Subscription Agreement
☐ 2. Suitability Letter (2 Copies)
☐ 3. Investment Letter (2 Copies)

In addition, certain Subscribers may be required to complete and deliver the Subscriber Representative Acknowledgment and/or the Agency Representation Form, as discussed below.

TRANSMITTAL OF FUNDS

There is no minimum offering required to be achieved before the funds can be utilized by the Company as described in the Term Sheet; subscription payments are all for cash and must be by wire transfer to:

Leonard W. Burningham, Trust Account
Account No. 217 00102 15
Wells Fargo Bank
299 South Main, 7th Floor
Salt Lake City, Utah 84111
ABA 121000248

CORPORATIONS, PARTNERSHIPS, AND OTHER LEGAL ENTITIES

If the Subscriber is a corporation, partnership, trust or other legal entity, it must also furnish a certificate executed by the corporate secretary, partner, trustee or other appropriate officer to the effect that the person signing the subscription has been duly authorized to do so; that the subscription is being made in accordance with the articles of incorporation, bylaws, partnership agreement, trust agreement or other governing instrument as applicable under the circumstances; and that such entity was not formed for the principal purpose of making the investment. Advice regarding the form and content of such certificate, appropriate in specific circumstances, will be provided on request.

SPECIAL INSTRUCTIONS

Persons subscribing jointly (example: husband and wife) must sign the Subscription Agreement. All blanks in the Subscription Agreement must be completed with respect to all persons purchasing.

Persons Subscribing Through an Attorney-in-Fact

A Subscriber may authorize another person (an attorney-in-fact) to subscribe for the Company Shares on the Subscriber’s behalf. To do so, a Subscriber must execute a power of attorney that appoints such other person as attorney-in-fact and authorizes him or her in that capacity to execute a Subscription Agreement. Any Subscription Agreement signed on behalf of a Subscriber by an attorney-in-fact must be accompanied by a copy of a power of attorney in proper form executed by such Subscriber.

Retain Copies

You should carefully read the Subscription Documents before subscribing for the purchase of the Company Shares. Once accepted by the Company, subscriptions may not be revoked. The duplicate copy of the Subscription Documents should be retained for your own files. The other copy of the Subscription Documents will be used by the Company in reviewing your subscription. After processing, a copy of the Subscription Agreement, signed by the Company, will be returned to Subscribers whose subscriptions are accepted and, if applicable, certificates and authenticated subscriptions will be issued immediately.

Questions

If you have any questions regarding the completion of the Subscription Documents in this packet, contact Leonard W. Burningham, Esq.; or for further information about the Company, contact Mark Savage:

Leonard W. Burningham, Esq.	Shannon McCallum-Law, President
Lawyer	Noble Quests, Inc.
455 East 500 South, Suite 205	919 Gale Street
Salt Lake City, Utah 84111	Salt Lake City, Utah 84101
Telephone: (801) 363-7411	Telephone: 801-244-2433

You may also (and you are urged to) question Ms. McCallum-Law, President of the Company, by contacting her at the above address and/or telephone; and you can ask questions of any director or executive officer, accountant or other lawyer for the Company, and the contact information for these persons will be provided by Ms. McCallum-Law.

Due Diligence

Only “accredited investors” may subscribe to purchase the Company Shares. You are entitled to ask questions of and receive answers to such questions respecting information concerning the Company from directors and executive officers of the Company to the full satisfaction of each. The Company assumes no responsibility for any information regarding Well Chance Investments Limited, a BVI corporation (“WCI”), the entity with which the Company intends to complete a Share Exchange Agreement (the “WCI Agreement”); the closing of such Agreement is a condition precedent of the acceptance and effectiveness of these Subscription Documents, which is described in the Term Sheet.

Very truly yours,

Noble Quests, Inc.
Shannon McCallum-Law, President

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is entered into by and between Noble Quests, Inc., a Nevada corporation (the “Company”), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the “Subscriber”).

The Company is offering for sale to “accredited investors” only certain of its Company Shares as described in the Term Sheet and the Offering.

On the foregoing premises, the Subscriber hereby subscribes to purchase shares of the Company’s Company Shares on the following terms and conditions:

1. Subscription to Purchase Company Shares

1.1 Offer to Purchase. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Company Shares outlined on the Counterpart Signature Page hereto.

With this Agreement, the Subscriber is also tendering to the Company: (i) a suitability letter, (ii) an investment letter, (iii) payment of the full subscription amount, in cash, and (iii) a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable. The foregoing are sometimes hereinafter referred to as the “Subscription Documents.”

1.2 Acceptance or Rejection. The acceptance or rejection of the offer to purchase the Company Shares shall take place at such time and place within 30 days of the date hereof, as the Company may specify (which time and place are designated as the “Closing”). At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber the Company Shares, all against delivery to the Company of the full purchase price of the Company Shares equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2. Representations. The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

2.1 Age. The Subscriber or signatory is over the age of majority.

2.2 No Governmental Approval. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Company Shares.

2.3 Information Provided by the Subscriber. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber’s suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber’s personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber’s advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Company Shares.

2.4 Information Provided by the Company. The Subscriber has been provided with access to all material information about the Company requested by either the Subscriber, the Subscriber’s purchaser representative or others representing the Subscriber, including any information contained in the Edgar Archives of the Securities and Exchange Commission (the “Company SEC Documents”) and information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber’s representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this Offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Company Shares shall be maintained by the Subscriber in strict confidence.

2.5 Subscription Subject to Acceptance. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

2.6 Financial Condition of the Subscriber. The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Company Shares for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

2.7 Purchase Entirely for Own Account. The Subscriber has no present intention of dividing the Company Shares with others or of reselling or otherwise disposing of any portion of the Company Shares unless registered pursuant to a registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration for any such disposition.

2.8 No Reliance on Unauthorized Representations. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except:

In making a decision to purchase the Company Shares, the Subscriber has had an opportunity to ask questions of and receive answers to such questions respecting information concerning the Company from directors and executive officers of the Company to the full satisfaction of each.

3. Subscriber’s Assignment and Transfer of Company Shares. The Company and the Subscriber hereby agree that this Agreement, the Company Shares to be purchased by Subscriber pursuant to this Agreement and the obligations, rights and privileges of the Subscriber under this Agreement shall be fully assignable and/or transferable by the Subscriber to the extent permitted under applicable securities laws.

4. Representations and Warranties of Company. The representations and warranties of the Company set forth on Exhibit A hereto are incorporated by reference into this Agreement and shall survive the Closing.

5. Miscellaneous. The Subscriber further understands, acknowledges and agrees that:

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

(b) This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

(c) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

(d) This Agreement does not entitle the Subscriber to any rights as a shareholder of the Company’s securities with respect to any securities purchasable hereunder which have not been fully paid for.

(e) In the event of any breach of any of the terms and provisions hereof by the Company or the Subscriber, the prevailing party in any action brought to enforce the terms and provisions of this Agreement shall be entitled to recover reasonable attorneys’ fees and costs.

(f) The Common Stock comprise “restricted securities” that must be held at least one year prior to public sale under Rule 144 of the Securities and Exchange Commission, among other resale conditions, and maybe longer, if the recent amendments to Rule 144 that are effective on February 15, 2008, are applicable to this Offering.

COUNTERPART SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

This Counterpart Signature Page for that certain Subscription Agreement between Noble Quests, Inc., a Nevada corporation (the “Company”), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

SUBSCRIBER

Date:

Tax I.D. Number or Social Security Number	Type or Print Name of Subscriber(s) in Exact Form to be used on Records of the Company

Number and Street	Signature

City, State and Zip Code	Signature of Joint Subscriber, If Any

Number of Company Shares	Total Subscription Price

ACCEPTANCE BY THE COMPANY

The Company hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

Noble Quests, Inc.

Dated:	By

Exhibit A

Company Representations and Warranties

The Company hereby makes the following representations and warranties to the Subscriber as of the Closing.

Organization and Good Standing. The Company is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. The Company is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of the Company.

Authority. The Company has all requisite corporate power and authority to execute and deliver this Subscription Documents and the WCI Agreement and any other document contemplated by the WCI Agreement (collectively, the “Company Documents”) to be signed by the Company and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Company Documents by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by its Board of Directors and no other corporate or shareholder proceedings on the part of the Company is necessary to authorize such documents or to consummate the transactions contemplated hereby. The Company Documents when executed and delivered by the Company as contemplated by this WCI Agreement will be, duly executed and delivered by the Company and when executed and delivered by the Company, as contemplated hereby will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except:

•	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

•	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

•	as limited by public policy.

Capitalization of the Company. The entire authorized capital stock and other equity securities of the Company consists of 50,000,000 shares of common stock with a par value of $0.001 (the “Company Common Stock”) and 10,000,000 shares of preferred stock with a par value of $0.001 (the “Preferred Stock”). As of the date of the Subscription Documents, there are 5,119,885 shares of the Company Common Stock and no shares of Preferred Stock issued and outstanding. At closing of the Company Documents, there will be no more than 2,700,000 shares of the Company Common Stock and no shares of Preferred Stock issued and outstanding, excluding all shares of Company Common Stock that shall be issued simultaneous with the closing of the Company Documents; taking into account the 2,700,000 shares, there will be 8,200,000 outstanding shares of the Company Common Stock following the closing of the Company Documents. All of the issued and outstanding shares of the Company Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating the Company to issue any additional shares of the Company Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Company any shares of the Company Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Company Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Company Common Stock.

Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

•
conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its material property or assets;

•	violate any provision of the applicable incorporation or charter documents of the Company; or

•	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to the Company or any of its material property or assets.

Validity of the Company Common Stock Issuable upon the Transaction. The Company Common Stock to be issued to the Subscribers upon consummation of the Closing Documents and acceptance of the Subscription Documents will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of the Subscription Documents and the Company Documents, will be duly and validly issued, fully paid and non-assessable.

Actions and Proceedings. To the best knowledge of the Company, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of the Company, threatened against the Company which involves any of the business, or the properties or assets of the Company that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of the Company taken as a whole (a “Company Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Company Material Adverse Effect.

Compliance.

(a)
To the best knowledge of the Company, the Company is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of the Company;

(b)
To the best knowledge of the Company, the Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Company Material Adverse Effect;

(c)
the Company has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of the Company, threatened, and none of them will be affected in a material adverse manner by the consummation of Subscription Documents; and

(d)
the Company has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. the Company has not received any notice of any violation thereof, nor is the Company aware of any valid basis therefore.

SEC Filings. The Company has furnished or made available to Subscribers a true and complete copy of each report, schedule, registration statement and proxy statement filed by the Company with the SEC (collectively, and as such documents have since the time of their filing been amended, the “the Company SEC Documents”). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the Securities and Exchange Commission thereunder applicable to such Company SEC Documents. The Company SEC Documents constitute all of the documents and reports that the Company was required to file with the Securities and Exchange Commission pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.

Financial Representations. Included with the Company SEC Documents are true, correct, and complete copies of audited balance sheets for the Company dated as of June 30, 2007 and unaudited balance sheets for the Company dated as of September 30, 2007 (the “Company Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for the fiscal year and interim period then ended (collectively, the “Company Financial Statements”). The Company Financial Statements:

(a)	are in accordance with the books and records of the Company;

(b)	present fairly the financial condition of the Company as of the respective dates indicated and the results of operations for such periods; and

(c)	have been prepared in accordance with GAAP.

The Company has not received any advice or notification from its independent certified public accountants that the Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Company Financial Statements or the books and records of the Company, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of the Company accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of the Company. the Company has not engaged in any transaction, maintained any bank account, or used any funds of the Company, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of the Company.

No SEC or NASD (FINRA) Inquiries. Neither the Company nor any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or NASD (now FINRA). the Company currently does not have any outstanding comment letters or other correspondences from the SEC or the NASD (FINRA).

Completeness of Disclosure. The Company SEC Documents do not and will not contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

SUITABILITY LETTER

TO:	Noble Quests, Inc.
919 Gale Street
Salt Lake City, Utah 84101

Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied upon by Noble Quests, Inc., a Nevada corporation (the “Company”), in determining my suitability or that of my principal as a subscriber (the “Subscriber”) to purchase the Company Shares as described in the Term Sheet and the Offering.

1. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment, and am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the evaluation of such risks and merits, except the following:

2. I shall provide a separate written statement from each purchaser representative on the Subscriber Representative Acknowledgment form available from the Company or its placement agents in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, (ii) the compensation received or to be received as a result of such relationship, and (iii) the education, experience and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

3. The undersigned, or the undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

4. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

5. I confirm that I am an “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act as checked below:

(a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	Yes	☐	No

(b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐	Yes	☐	No

(c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Yes	☐	No

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Yes	☐	No

(e) Any natural person whose individual net worth, or joint net worth with the person’s spouse, at the time of this purchase exceeds $1,000,000;

☐	Yes	☐	No

(f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

☐	Yes	☐	No

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

☐	Yes	☐	No

(h) Any entity in which all of the equity owners are accredited investors.

☐	Yes	☐	No

If not an “accredited investor,” I am a “sophisticated investors,” who, by reason of business acumen, experience, employment or other factors, are fully capable of evaluating the risks and merits of an investment in the Company.

☐	Yes	☐	No

6. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

7. I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

8. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

9. I will hold title to my interest as follows:

☐	Community Property	☐	Separate Property
☐	Joint Tenants with Rights	☐	Tenants in Common
	of Survivorship	☐	Other (limited partnership)

10. I am a bona fide resident of the State of California. The address below is my true and correct principal residence.

DATED this 31st day of January, 2008.

By:

CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY

The undersigned, RMK Emerging Growth Opportunity Fund, LP, a (the “Subscriber”), a Delaware limited partnership, with its principal offices located at the address set forth below, hereby certifies as follows to induce Noble Quests, Inc., a Nevada corporation (the “Company”), to accept the Subscriber’s offer to purchase the Company Shares as described in the Term Sheet and the Offering.

1. Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on December 12, 2007.

2. Subscriber was organized to engage in the business of investing in small businesses. Since its organization, Subscriber’s business activities have included the following:____________________________________________________
_____________________________________________________________________________.
Subscriber was not organized for the specific purpose of purchasing the Company’s securities.

3. The offer to purchase the Company Shares to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

4. Subscriber has determined that the purchase of the Company Shares is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

5. On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

[SIGNATURE PAGE FOLLOWS]

The Subscriber has caused this document to be executed by the Subscriber’s representative or agent, hereunto duly authorized as of January 31, 2008.

Address:
By:

NOTE:	Corporations: must be signed by a president or vice-president
Partnerships: must be signed by all general partners
Trusts: must be signed by all managing trustees
Others: contact the issuer

INVESTMENT LETTER

Noble Quests, Inc.
919 Gale Street
Salt Lake City, Utah 84101

Re:	Acquisition of Company Shares of Noble Quests, Inc., a Nevada corporation (the “Company”), as described in the Term Sheet and Offering

Dear Ladies and Gentlemen:

In connection with the acquisition of the Company Shares, I hereby acknowledge that singly, or on behalf of an entity subscribing to purchase the Company Shares, I represent and warrant that I have sufficient knowledge and experience to understand the nature of this acquisition and am fully capable of bearing the economic risk of the loss of my entire cost basis.

I acknowledge receipt of and access to information regarding the Company and understand that you will make all books and records of your Company available to me for my inspection in connection with the contemplated acquisition of the Company Shares, and that I have been encouraged to review the information given to me and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company.

I understand that I must bear the economic risk of ownership of the Company Shares for a long period of time, the minimum of which will be one (1) year, as these securities are “unregistered” securities and may not be sold unless any subsequent offer or sale is registered with the Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), or other applicable laws, rules and regulations.

I intend that you rely on all of my representations made herein as they are made to induce you to issue me the Company Shares, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows:

1. That the Company Shares are being received for investment purposes and not with a view toward further distribution;

2. That I have a full and complete understanding of the phrase “for investment purposes and not with a view toward further distribution”;

3. That I understand the meaning of “unregistered securities” and know that they are not freely tradeable;

4. That any Company Shares issued by you to me or my principal in connection with the Company Shares shall be imprinted with a legend restricting their sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any certificate representing any of the securities being acquired unless I or my principal shall first have obtained an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the securities;

6. That neither I nor my principal shall sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the securities being acquired except as may be pursuant to any applicable laws, rules and regulations;

7. I fully understand that my investment or that of my principal for the acquisition of the Company Shares is “risk capital,” and that I and my principal are fully capable of bearing the economic risks attendant to this investment, without qualification; and

8. I also understand that without approval of counsel for the Company, all of the Company Shares to be issued and delivered to me or my principal shall be represented by one instrument only, and that such Company Shares shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

The securities represented by this certificate have not been registered under the Securities Act, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. The Company will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a “public” distribution of unregistered securities of the Company

Thank you very much.

Dated this 31st day of January, 2008.

Very truly yours,

Title:

(title or capacity)